SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                                 July 17, 1996
                     (Date of earliest event reported)

                          NWCG HOLDINGS CORPORATION
           (Exact name of Registrant as specified in its charter)

       Delaware                33-82274                13-3771996
     (State of          (Commission File No.)      (IRS Employer
     Incorporation)                                Identification No.)

       3200 Windy Hill Road, Suite 1100-West, Atlanta, Georgia  30339
        (Address of principal executive offices, including zip code)

                               (770) 955-0045
            (Registrant's telephone number, including area code)

       _____________________________________________________________
       (Former name or former address, if changed since last report)


          ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

                    NWCG Holdings Corporation, a Delaware corpora-tion ("Holdings"), New World Communications Group Incor-porated ("New World"), NWCG (Parent) Holdings Corpora-tion, a Delaware corporation and the sole stockholder of Holdings ("NWCGP"), and The News Corporation Limited, a South Australia corporation ("News Corp."), have entered into a binding Memorandum of Understanding, dated as of July 17, 1996 (the "Agreement"), pursuant to which (a) a subsidiary of News Corp. will merge with and into New World and New World will become a subsidiary of News Corp. (the "Merger"), and each outstanding share of common stock of New World (other than shares held by News Corp.) will be converted into the right to receive 1.45 American Depositary Receipts ("ADRs") of News Corp., each representing four Preferred Limited Voting Ordinary Shares of News Corp., (b) News Corp. will purchase from NWCGP (i) all of the shares of capital stock of New World owned by NWCGP and (ii) all of the outstanding capital stock of Holdings for 1.45 ADRs per share of common stock of New World owned in the aggregate by NWCGP and Hold-ings, reduced by the amount of certain indebtedness of Holdings, (c) News Corp. will purchase from an affiliate of NWCGP certain real estate consisting of an office building that serves as New World's headquarters in Los Angeles, California, and (d) News Corp. will assume all of the obligations of an affiliate of NWCGP under certain promissory notes issued in connection with the acquisi-tion of New World Entertainment Ltd. In addition, NWCGP has agreed to vote, or cause to be voted, all of the shares of capital stock of New World beneficially owned by it or its subsidiaries in favor of the Merger and, if applicable, the other transactions contemplated by the Agreement.

                    The Merger and the other transactions are conditioned on one another and the Merger is subject to certain other conditions, including approval by the Federal Communications Commission and other customary conditions.

                    The description of the Agreement included in this Report is a summary and is qualified in its entirety by the terms of the Agreement, which is filed as Exhibit
          2.1 to this Report and is incorporated herein by reference.

          ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                    (c)  Exhibits

                     2.1 Memorandum of Understanding among Hold-ings, New World, NWCGP and News Corp., dated as of July 17, 1996

                    99.1    Press Release issued by New World, dat-
                            ed July 17, 1996


                                  SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NWCG HOLDINGS CORPORATION

                                   By:   /s/ Joseph P. Page
                                        ___________________________
                                        Joseph P. Page
                                        Vice President and
                                        Chief Financial Officer

          Date:  July 30, 1996


                                EXHIBIT INDEX

          Exhibit
          Number            Exhibit                               Page

           2.1 Memorandum of Understanding among Hold-ings, New World, NWCGP and News Corp., dated as of July 17, 1996

          99.1              Press Release issued by New World,
                            dated July 17, 1996